                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 20, 2000, in the Registration Statement, as amended, (Form S-1 No. 333-92325) and related Prospectus of Inforte Corp. dated February 15, 2000.

                                          /s/ Ernst & Young LLP

Chicago, Illinois

February 15, 2000